OPTIMUM FUND TRUST

Optimum International Fund
(the “Fund”)

Supplement to the Fund’s Prospectus
dated July 29, 2014

The following replaces the information in the section of the Fund’s prospectus entitled “Fund summaries – Optimum International Fund – Who manages the Fund?”:

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Sub-advisors

EARNEST Partners LLC

Portfolio manager	Title with EARNEST	Start date on the Fund
Paul E. Viera	Chief Executive Officer and Partner	October 2013

BlackRock Advisors, LLC

Portfolio managers	Title with BlackRock	Start date on the Fund
Thomas P. Callan, CFA	Managing Director	December 2008
Ian Jamieson, CFA	Managing Director	March 2012

The following replaces the information in the section of the Fund’s prospectus entitled “Who manages the Funds – Sub-advisors and portfolio managers – Optimum International Fund”:

Optimum International Fund

EARNEST Partners LLC (EARNEST) is located at 1180 Peachtree Street NE, Suite 2300 Atlanta, GA 30309. EARNEST is an investment management firm. The firm managed approximately $25 billion in assets as of March 31, 2014. EARNEST has held its Fund responsibilities since October 2013.

Paul E. Viera is Chief Executive Officer and Partner of EARNEST and has primary responsibility for the day-to-day management of EARNEST's share of the Fund. Prior to founding EARNEST in 1998, he was a partner and senior member of the investment team at Invesco from 1991 to 1998. Prior to Invesco, Mr. Viera was a Vice President with Bankers Trust between 1985 and 1991. Mr. Viera has held his Fund responsibilities since October 2013.

BlackRock Advisors, LLC (BlackRock) is an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services and have assets under management totaling approximately $4.4 trillion as of March 31, 2014. BlackRock, Inc. is located at 55 East 52nd Street, New York, New York 10055. BlackRock has held its Fund responsibilities since December 2008.

BlackRock's share of the Fund is managed by Thomas P. Callan, CFA, Managing Director at BlackRock, and Ian Jamieson, CFA, Managing Director at BlackRock. Mr. Callan is head of BlackRock's Global Opportunities Team and a member of the Leadership Committee. He is architect of the team's investment process, leads the team's Investment Strategy Group, and provides portfolio and risk-management oversight for all of the team's products. Prior to joining BlackRock's Global Opportunities Team in 1996, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992. He started as a healthcare analyst for PNC's mutual fund group and later served as an international equity analyst. Mr. Callan began his investment career at PNC Bank as a personal trust portfolio manager in 1988.

Mr. Jamieson is a member of BlackRock's Global Opportunities equity team. He is lead portfolio manager for the consumer durables, retail, autos, and telecom industries, product manager for Global and International equity portfolios, and a member of the team's Investment Strategy Group. Mr. Jamieson moved to his current role in 2003. He was previously a member of BlackRock's large cap core equity and Operations teams. Before joining BlackRock in 1999, Mr. Jamieson was a client relationship manager with Morgan Stanley Institutional Investment Management from 1996 to 1999. He began his career as an investment broker at RAF Financial in 1995. Mr. Jamieson earned a BS degree in finance from Pennsylvania State University in 1995.

Mr. Callan has held his Fund responsibilities since December 2008, and Mr. Jamieson has held his Fund responsibilities since March 2012.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated December 10, 2014.